SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  December 29, 2004
                                                      -------------------------

                                  BENIHANA INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                         0-26396               65-0538630
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   (State or other jurisdiction        (Commission           (I.R.S. Employer
        of incorporation)              File Number)         Identification No.)


            8685 Northwest 53rd Terrace, Miami, Florida         33166
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             (Address of principal executive offices)         (Zip Code)


     Registrant's telephone number, including area code:  (305) 593-0770
                                                        -----------------------

                                      None
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          (Former name or former address, if changed since last report)


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ ] Written communications pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
            Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

           Item 8.01.   Other Events.
                        -------------

           On October 15, 2004, Benihana Inc. (the "Company") reported in a Current Report filed on Form 8-K that the NASDAQ Stock Market, Inc. ("NASDAQ") had informed the Company that it had not satisfied NASDAQ Marketplace Rule 4350(h) in connection with the recent issuance (the "Transaction") of the Company's Series B Convertible Preferred Stock to BFC Financial Corporation, and requested that the Company submit a plan "to achieve and sustain compliance" in connection with the staff's review of the Company's eligibility for continued listing..

           On December 29, 2004, based on actions undertaken by the Company, NASDAQ informed the Company that it had regained compliance with the NASDAQ Marketplace Rule 4350(h).

                                   SIGNATURES

                               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            BENIHANA INC.



                                            By:  /s/ Michael R. Burris
                                            -----------------------------------
                                                 Michael R. Burris
                                                 Senior Vice President of
                                                 Finance and Treasurer